                                                                      Exhibit 18
                                   RULE 18f-3 PLAN


RULE 18f-3 PLAN

    1. A Portfolio of the Fund ("Portfolio") may issue more than one class of voting stock ("Class"), provided that:

         (a)  Each such Class:

              (1) (i) Shall have a different arrangement for shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; and

                   (ii) May pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio's assets, if those expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes;

              (2) Shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement;

              (3) Shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class; and

              (4) Shall have in all other respects the same rights and obligations as each other class.

         (b) Expenses may be waived or reimbursed by the Portfolio's adviser, underwriter, or any other provider of services to the Portfolio.

         (c) (1) Any payments made under paragraph (a)(1)(i) of this Plan shall conform to Appendix A to this Plan, as such Appendix A shall be amended from time to time by the Board.

              (2) Before any vote on the Plan or the Appendix, the Directors shall be provided, and any agreement relating to a Class arrangement shall require the parties thereto to furnish, such information as may be reasonably necessary to evaluate the Plan.

              (3) The provisions of the Plan in Appendix A are severable for each Class, and whenever any action is to be taken with respect to the Plan in Appendix A, that action will be taken separately for each Class.

         (d) A Portfolio may offer a Class with an exchange privilege providing that securities of the Class may be exchanged for certain securities of another Portfolio. Such exchange privileges are summarized in Appendix B, as may be modified by the Board from time to time, and are set forth in greater detail in the prospectuses of each of the Classes.


                                                                 APPENDIX A


RBB FUND
CURRENT DISTRIBUTION FEE LEVELS
OCTOBER 16, 1996

-------------------------------------------------------

A. MONEY MARKET PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  Sansom Street (Class I)                 fee 0.05%                          4/10/91
                                            Shareholder Service Fee 0.10%      8/16/88

2.  Bedford (Class L)                       fee 0.60%                          11/17/94

3.  Cash Preservation (Class G)             fee 0.40%                          4/10/91

4.  RBB Family (Class E)                    fee 0.40%                          4/10/91

5.  Janney (Class Alpha 1)                  fee 0.60%                          2/l/95


B. MUNICIPAL MONEY MARKET PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  Sansom Street  (Class  J)               fee 0.05%                          4/10/91
                                            Shareholder Service Fee 0.10%      8/16/88

2.  Bedford (Class M)                       fee 0.60%                          11/17/94

3.  Bradford (Class R)                      fee 0.60%                          11/17/94

4.  Cash Preservation (Class H)             fee 0.40%                          4/10/91

5.  RBB Family (Class F)                    fee 0.40%                          4/10/91

6.  Janney (Class Alpha 2)                  fee 0.60%                          2/l/95


                                                            -3-


C. GOVERNMENT OBLIGATION MONEY MARKET PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  Sansom Street (Class K)                 fee 0.05%                          4/10/91
                                            Shareholder Service Fee 0.10%      8/16/88

2.  Bedford (Class N)                       fee 0.60%                          11/17/94

3.  Bradford (Class S)                      fee 0.60%                          11/17/94

4.  Janney (Class Alpha 3)                  fee 0.60%                          2/l/95


D. GOVERNMENT SECURITIES PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  RBB Family (Class P)                    fee 0.40%                          4/10/91


E. NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  Bedford (Class O)                       fee 0.60%                          11/17/94

2.  Janney (Class Alpha 4)                  fee 0.60%                          2/l/95


F. BEA INTERNATIONAL EQUITY PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional(Class T)              None                               None
2.  BEA Investor (Class II)                 fee .50%                           7/10/96
3.  BEA Advisor (Class MM)                  fee .25%                           7/10/96


G. BEA EMERGING MARKETS PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional(Class V)              None                               None
2.  BEA Investor (Class JJ)                 fee .50%                           7/10/96
3.  Bea Advisor (Class NN)                  fee .25%                           7/10/96


                                                            -4-


H. BEA STRATEGIC FIXED INCOME PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional(Class U)              None                               None
2.  BEA Investor (Class KK)                 fee .50%                           7/10/96
3.  BEA Advisor (Class OO)                  fee .25%                           7/10/96


I. BEA U.S. CORE EQUITY PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional (Class X)             None                               None


J. BEA U.S. CORE FIXED INCOME PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional (Class Y)             None                               None


K. BEA GLOBAL FIXED INCOME PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional (Class Z)             None                               None


L. BEA MUNICIPAL BOND FUND

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional (Class AA)            None                               None


M. BEA SHORT DURATION PORTFOLIO
                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional (Class BB)            None                               None


                                                            -5-


N. BEA BALANCED PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Institutional (Class CC)            None                               None


O. BEA GLOBAL TELECOMMUNICATIONS PORTFOLIO

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  BEA Investor (Class LL)                 fee .50%                           7/10/96
2.  BEA Advisor (Class PP)                  fee .25%                           7/10/96


P. BOSTON PARTNERS LARGE CAP VALUE FUND

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  Institutional Class (Class QQ)          fee 0.04%                          10/16/96

2.  Advisor Class (Class SS)                fee 0.50%                          10/16/96

3.  Investor Class (Class RR)               fee 0.25%                          10/16/96


Q. BOSTON PARTNERS MID CAP VALUE FUND

                                            Current Distribution
    Class                                        Fee Level                     Effective Date
    -----                                   --------------------               --------------
1.  Institutional Class (Class TT)          fee 0.04%                          6/1/97

2.  Investor Class (Class UU)               fee 0.25%                          6/1/97





                                                          APPENDIX B

                                             EXCHANGE PRIVILEGES OF THE PORTFOLIOS
                                                     OF THE RBB FUND, INC.

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

FAMILY                                    EACH PORTFOLIO (CLASS)...                 MAY BE EXCHANGED FOR ANY OF
----------------------------------------------------------------------------------------------------------------------------
BEA (Institutional Classes)               International Equity (T)                  International Equity (T)
                                          Strategic Fixed Income (U)                Strategic Fixed Income (U)
                                          Emerging Markets Equity (V)               Emerging Markets Equity (V)
                                          U.S. Core Equity (X)                      U.S. Core Equity (X)
                                          U.S. Core Fixed Income (Y)                U.S. Core Fixed Income (Y)
                                          Global Fixed Income (Z)                   Global Fixed Income (Z)
                                          Municipal Bond Fund (AA)                  Municipal Bond Fund (AA)
                                          Balanced Fund (BB)                        Balanced Fund (BB)
                                          Short Duration Fund (CC)                  Short Duration Fund (CC)
----------------------------------------------------------------------------------------------------------------------------

BEA (Investor Classes)                    International Equity (II)                 International Equity (II)
                                          Emerging Markets Equity (JJ)              Emerging Markets Equity (JJ)
                                          High Yield (KK)                           High Yield (KK)
                                          Global Telecommunications (LL)            Global Telecommunications (LL)

                                          Investor Shares of other non-RBB funds    Investor Shares of other non-RBB funds
                                          advised by BEA Associates                 Advised by BEA Associates
----------------------------------------------------------------------------------------------------------------------------

BEA (Advisor Classes)                     International Equity (MM)                 International Equity (MM)
                                          Emerging Markets Equity (NN)              Emerging Markets Equity (NN)
                                          High Yield (OO)                           High Yield (OO)
                                          Global Telecommunications (PP)            Global Telecommunications (PP)

                                          Advisor Shares of other non-RBB funds     Advisor Shares of other non-RBB funds
                                          advised by BEA Associates                 advised by BEA Associates
----------------------------------------------------------------------------------------------------------------------------

Cash Preservation                         Money Market (G)                          Money Market (G)
                                          Municipal Money Market (H)                Municipal Money Market (H)
----------------------------------------------------------------------------------------------------------------------------

RBB                                       Money Market (E)                          Money Market (E)
                                          Municipal Money Market (F)                Municipal Money Market (F)
                                          Government Securities (P)                 Government Securities (P)
----------------------------------------------------------------------------------------------------------------------------

Bedford (Bear Stearns)                    Money Market (L)                          Common Shares of other non-RBB funds
                                                                                    advised or sponsored by Bear, Stearns &
                                                                                    Co. Inc.
----------------------------------------------------------------------------------------------------------------------------

Bedford (Valley Forge)                    Money Market (L)                          Common Shares of other non-RBB funds
                                                                                    advised or sponsored by Valley Forge
                                                                                    Capital Holdings, Inc.
----------------------------------------------------------------------------------------------------------------------------

ni                                        Micro Cap (FF)                            Micro Cap (FF)
                                          Growth (GG)                               Growth (GG)
                                          Growth & Value (HH)                       Growth & Value (HH)




----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

FAMILY                                    EACH PORTFOLIO (CLASS)...                 MAY BE EXCHANGED FOR ANY OF
----------------------------------------------------------------------------------------------------------------------------
Boston Partners Institutional Classes     Mid Cap Value (TT)                        Mid Cap Value (TT)
                                          Large Cap Value (QQ)                      Large Cap Value (QQ)
----------------------------------------------------------------------------------------------------------------------------

Boston Partners                           Mid Cap Value (UU)                        Mid Cap Value (UU)
(Investor Classes)                        Large Cap Value (RR)                      Large Cap Value (RR)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
